WT MUTUAL FUND

Wilmington Multi-Manager Large-Cap Fund
Wilmington Small-Cap Strategy Fund
Wilmington Multi-Manager International Fund
Wilmington Multi-Manager Real Asset Fund
Supplement Dated March 26, 2009
to the Institutional and A Share Prospectuses
Dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”), the Wilmington Small-Cap Strategy Fund (the “Small-Cap Fund”), the Wilmington Multi-Manager International Fund (the “International Fund”), the Wilmington Multi-Manager Real Asset Fund (“Real Asset Fund”) dated November 1, 2008, and should be read in conjunction with those Prospectuses. This supplement supersedes the supplement to the Prospectuses dated February 2, 2009.
Termination of Robeco, sub-adviser to the Large-Cap Fund and AEW, sub-adviser to the Real Asset Fund
At the meeting of the Board of Trustees (“Trustees”) of WT Mutual Fund (the “Trust”) held on February 18, 2009, the Trustees, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the investment adviser to the Funds, voted to terminate the Sub-Advisory Agreement among the Trust, RSMC and Robeco Investment Management, Inc. (“Robeco”) with respect to the Large-Cap Fund and the Sub-Advisory Agreement among the Trust, RSMC and AEW Management and Advisors, L.P. (“AEW”) with respect to the Real Asset Fund.
Robeco and AEW are no longer managing any assets of the portfolios of the Trust for which they served as sub-advisers. Information in the Prospectuses regarding Robeco and AEW is hereby deleted.
PIMCO Added as a Sub-Adviser to the Real Asset Fund
Upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved the addition of Pacific Investment Management Company LLC (“PIMCO”) as a sub-adviser to the Real Asset Fund. PIMCO is being added to manage the Real Asset Fund’s allocation to global inflation-protected debt securities. In addition, the Board approved a change in the Real Asset Fund’s primary benchmark index from the Lehman U.S. Treasury Inflation Protected Securities Index to the Barclays World Government Inflation Linked Bond Index (hedged USD) and the addition of a secondary blended index — the Barclays World Government Inflation Linked Bond Index (hedged USD) (50%), S&P Developed Property Index (hedged USD) (30%), and the Dow Jones-AIG Commodity Index (20%).
In connection with the implementation of the changes set forth above, the Prospectuses are revised as follows:
•	On page 2 of each of the Prospectuses in the section under the heading “Summary” and sub-heading “Principal Investment Strategies,” Pacific Investment Management Company LLC is added to the list of sub-advisers to the Real Asset Fund.

•	On page 31 of each of the Prospectuses, the following should be inserted at the end of the section under the heading “Principal Investment Strategies” and sub-heading “Strategies of Adviser/Sub-Advisers to the Real Asset Fund”:

Pacific Investment Management Company LLC (“PIMCO”)

In managing the Fund’s assets, PIMCO utilizes its Global Real Return strategy and its Emerging Market (EM) Local Bonds Index strategy. Approximately, 85% of the assets allocated to PIMCO will be managed pursuant to the Global Real Return strategy and approximately 15% of the assets allocated to PIMCO will be managed utilizing the Emerging Market (EM) Local Bonds Index strategy. Under each strategy at least 70% of the assets allocated to PIMCO will be invested in inflation-linked debt securities. In implementing each strategy, PIMCO uses a multi-step investment process for constructing an investment portfolio that includes both top-down and bottom-up decision making. First, PIMCO performs secular analysis in which it formulates its outlook for global bond markets over the next three to five years. Second, PIMCO conducts an analysis of cyclical or business cycle trends. The top-down strategies implemented by PIMCO tend to focus on the portfolio’s exposure to interest rates, changing volatility, yield curve positioning and sector rotation. Third, PIMCO’s Investment Committee works on a consensus basis to develop major strategies that serve as a model for the portfolio. In order to achieve each strategy’s objective, PIMCO may invest in inflation debt securities and other fixed income securities, including but not limited to: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments including participations in delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

•	On page 53 of each of the Prospectuses, the following paragraphs should be inserted at the end of the section under the heading “Fund Management” and sub-heading “Real Asset Fund”:

Pacific Investment Management Company LLC (“PIMCO”). On February 2, 2009, PIMCO began managing a portion of the Real Asset Fund’s assets. For its sub-advisory services, PIMCO receives a monthly portfolio management fee of up to 0.25% on the average daily net assets allocated to PIMCO’s Global Real Return strategy. PIMCO also receives a monthly portfolio management fee of up to 0.50% on the first $100 million of average daily net assets allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy and 0.45% of average daily net assets over $100 million allocated to PIMCO’s Emerging Market (EM) Local Bonds strategy. Based on the current allocation between the PIMCO Global Real Return strategy and the Emerging Market (EM) Local Bonds strategy, PIMCO is expected to receive a monthly portfolio management fee at the annual rate of 0.2875% on the average daily net assets under PIMCO’s management. PIMCO is a registered investment adviser under the Investment Advisers Act of 1940, as amended, with its principal executive office located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE (“Allianz SE”) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2008, PIMCO had assets under management in excess of $747 billion.

Mihir Worah serves as the portfolio manager with respect to the portion of the assets allocated to PIMCO. Mr. Worah is the Executive Vice President and head of PIMCO’s Real Return portfolio management team. Mr. Worah joined PIMCO in 2001. He was previously a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Prior to joining PIMCO in 2001, he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. Mr. Worah has seven years of investment experience and holds a Ph.D. in theoretical physics from the University of Chicago. He is the author of numerous scientific papers.

Wilmington Multi-Manager Small-Cap Fund Investment Strategy and Name Change
Upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved a revised investment strategy for the Small-Cap Fund. The name of the Small Cap Fund has been changed to the “Wilmington Small-Cap Strategy Fund” (the “Small-Cap Strategy Fund”) to reflect the revised investment strategy. In connection with these changes, RSMC has contractually agreed to waive, at least through October 31, 2009, its investment advisory fee or reimburse for other expenses to the extent that the Small-Cap Strategy Fund’s “Total Annual Fund Operating Expenses”, excluding class-specific expenses, exceed 0.25%.
Under the revised investment strategy, RSMC and Wilmington Trust Investment Management, LLC (“WTIM”), as investment adviser and sub-adviser, respectively, will continue to manage the assets of the Small-Cap Strategy Fund. RSMC will determine the tactical allocation of the Fund’s assets between growth and value stocks. Currently, weightings reflect an allocation to growth and value stocks, but future weightings could be based upon a variety of other quantitative or qualitative factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.
Once RSMC determines the tactical weightings, WTIM uses its Quantitative Investment Strategy to build a portfolio in accordance with RSMC’s allocation instructions. WTIM will invest in a representative sample of securities which are included in the Small-Cap Strategy Fund’s benchmark index or another index of small-capitalization companies, weighted to reflect RSMC’s growth and value tactical allocations.
The performance of WTIM’s portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s tactical allocations between growth and value styles or other factors. The returns for each of the growth and value portions of the portfolio are intended to correlate closely with the return of the corresponding growth and value components of the benchmark index by holding a portion of the stocks represented in the index using quantitative models developed by WTIM. WTIM utilizes these same models to rebalance the portfolio and to make sell decisions. Notwithstanding these strategies, there is no assurance that WTIM’s investment performance will equal or approximate that of the benchmark index.
In connection with the approval of the revised investment strategy, the Board approved the termination of Systematic Financial Management L.P. (“Systematic”) and TAMRO Capital Partners LLC (“TAMRO”) as sub-advisers to the Small-Cap Fund.
In connection with the implementation of the changes set forth above, the Prospectuses are revised as follows:
•	All references in the Prospectuses to “Wilmington Multi-Manager Small-Cap Fund” and “Small-Cap Fund” are hereby deleted and replaced with “Wilmington Small-Cap Strategy Fund” and “Small-Cap Strategy Fund,” respectively.

•	Information in the Prospectuses regarding Systematic’s and TAMRO’s management of assets of the Small- Cap Strategy Fund is deleted.

•	On page 14 of each of the Prospectuses, the columns captioned “Small-Cap Fund” in the “Annual Fund Operating Expenses” table are deleted in their entirety and replaced with the corresponding columns set forth below:

	Institutional Shares	A Shares
	Prospectus	Prospectus
	Small-Cap	Small-Cap
	Strategy Fund	Strategy Fund
Management fees	0.60%	0.60%
Distribution (Rule 12b-1) fees	None	0.25%
Other expenses	1.06%	1.06%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	1.67%	1.92%
Waivers/Reimbursements	(1.41)%[3,4]	(1.41)%[3,4]
Net expenses	0.26% [3,4]	0.51% [3,4]
•	On page 14 of each of the Prospectuses, footnote 3 to the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

[3]	RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that “Total annual Fund operating expenses” for the Large-Cap Fund and Small-Cap Strategy Fund, excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund fees and expenses,” exceed 1.00% through June 30, 2013 and 0.25% through October 31, 2009, respectively. These contractual fee waiver arrangements will remain in place unless the Board of Trustees approves their earlier termination.
•	On page 15 of each of the Prospectuses, the rows captioned “Small-Cap Fund” in the expense example table are deleted in their entirety and replaced with the corresponding rows set forth below:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares Prospectus
Small Cap Strategy Fund	$27	$388	$774	$1,858
A Shares Prospectus
Small-Cap Strategy Fund	$400	$800	$1,224	$2,404
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE